Exhibit 1.1

3,623,188 Common Units
Representing Limited Partner Interests
OASIS MIDSTREAM PARTNERS LP

UNDERWRITING AGREEMENT

June 24, 2021

June 24, 2021
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Oasis Midstream Partners LP (the “Partnership”), a Delaware limited partnership, proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 3,623,188 common units (the “Firm Units”), each representing a limited partner interest (the “Common Units”) in the Partnership. The Partnership also proposes to sell to the several Underwriters not more than an additional 543,478 Common Units (the “Additional Units”) if and to the extent that the Underwriters shall have determined to exercise the right to purchase such Additional Units granted to the Underwriters in Section 2 hereof. The Firm Units and the Additional Units are hereinafter collectively referred to as the “Units.” To the extent there are no additional parties listed on Schedule I other than you, the term Underwriters shall mean the singular as the context requires.
The Partnership has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-227647), including a prospectus, relating to various securities (the “Shelf Securities”), including the Units, to be issued from time to time by the Partnership. Such registration statement, as amended as of the Effective Date (as defined below), relating to the offering, issuance and sale of the Units, including any Preliminary Prospectus (as defined below) or the Prospectus (as defined below), all exhibits to such registration statement and including the information deemed by virtue of Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”) to be part of such registration statement as of the Effective Date, is hereinafter referred to as the “Registration Statement” and the related prospectus covering the Shelf Securities dated October 26, 2018 is hereinafter referred to as the “Base Prospectus.” The Base Prospectus, as supplemented by the prospectus supplement specifically relating to the Units in the form first used to confirm sales of the Units (or in the form first made available to the Underwriters by the Partnership to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.”
For purposes of this Underwriting Agreement (the “Agreement”), “Free Writing Prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Issuer Free Writing Prospectus” (as defined in Rule 433 under the Securities Act), “Preliminary Prospectus” shall mean any preliminary form of the Prospectus and “Time of Sale Prospectus” shall mean the Preliminary Prospectus together with the documents and pricing information set forth in Schedule II hereto. As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein pursuant to Form S-3 as of the date of such Registration Statement, Preliminary Prospectus, Time of Sale Prospectus or Prospectus, as the case may be. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.
OMP GP LLC, a Delaware limited liability company (the “General Partner”), owns a non-economic general partner interest in the Partnership (the “General Partner Interest”), which represents all of the general partner interest in the Partnership. OMS Holdings LLC, a Delaware limited liability company (“OMS Holdings”), directly owns 100% of the limited liability company interests in the General Partner. OMS Holdings owns all of the limited liability company interests in Oasis Midstream Services LLC (“OMS”). The Partnership’s activities are conducted through OMP Operating LLC, a Delaware limited liability company and wholly-owned subsidiary of the Partnership (“OMP Operating”). OMP Operating owns all of the limited liability company interests in (i) Bighorn DevCo LLC, a Delaware limited liability company (“Bighorn DevCo”), (ii) Bobcat DevCo LLC, a Delaware limited liability company (“Bobcat DevCo”), (iii) Beartooth DevCo LLC, a Delaware limited liability company (“Beartooth DevCo”), and (iv) Panther DevCo LLC, a Delaware limited liability company (“Panther DevCo” and, together with Bighorn DevCo, Bobcat DevCo and Beartooth DevCo, the “Development Companies” and together with OMP Operating, the “Operating Subsidiaries”). The Partnership will redeem from Oasis Petroleum Inc. a number of Common Units equal to the number of Common Units sold pursuant to this Agreement.
Reference herein to: (i) “Partnership Parties” means the Partnership and the General Partner; (ii) “Partnership Entities” means the Partnership Parties and the Operating Subsidiaries; and (iii) the “Partnership Properties” means all of the assets, properties, rights, titles, interests, estates, remedies, powers and privileges owned by OMP Operating and the Operating Subsidiaries on the Closing Date.
1.    Representations and Warranties of the Partnership Parties. The Partnership Parties, jointly and severally, represent and warrant to and agree with each of the Underwriters that:
(a)    The Partnership has prepared and filed with the Commission a Registration Statement (File Number 333–227647) on Form S-3, including a related Prospectus, for registration under the Securities Act of the offering and sale of the Units. Such Registration Statement, including all amendments thereto filed prior to the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), has become effective under the Securities Act. The Partnership may have filed one or more amendments thereto and has filed a related Preliminary Prospectus, each of which has previously been furnished to you. The Partnership will file with the Commission a final prospectus in accordance with Rule 424(b) of the Securities Act. As filed, such final prospectus shall contain all information required by the Securities Act and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the

Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Partnership has advised the Underwriters, prior to the Execution Time, will be included or made therein.
(b)    No stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto has been issued under the Securities Act, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to the knowledge of any of the Partnership Parties, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership Parties, threatened by the Commission.
(c)    Each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the requirements of the Securities Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to any information with respect to the Units and the offering thereof permitted to be omitted from the Registration Statement when it became effective pursuant to Rule 430B (“Rule 430B Information”) omitted from the Preliminary Prospectus. On the date and time that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective (the “Effective Date”), the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) of the Securities Act and on the Closing Date and on any date on which Additional Units are purchased, if such date is not the Closing Date (an “Option Closing Date”), the Prospectus (and any supplement thereto and any documents incorporated by reference therein) will, comply in all material respects with the applicable requirements of the Securities Act; on the Effective Date, at the Execution Time and on the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Option Closing Date, the Prospectus (together with any supplement thereto and any documents incorporated by reference therein) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership Parties make no representations or warranties as to the information contained or included in or omitted from the Registration Statement, each Preliminary Prospectus or the Prospectus (or any supplement thereto and any documents incorporated by reference therein) in reliance upon and in conformity with information furnished in writing to the Partnership by any Underwriter specifically for inclusion in the Registration Statement, each Preliminary Prospectus or the Prospectus (or any supplement thereto and any documents incorporated by reference therein), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 10(b) hereof.
(d)    As of the Execution Time, the Closing Date and each Option Closing Date, (i) the Time of Sale Prospectus and (ii) each electronic road show, when taken together as a whole with the Time of Sale Prospectus, does not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership Parties make no representations or warranties as to statements in or omissions from the Time of Sale Prospectus based upon and in conformity with written information furnished to the Partnership by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 10(b) hereof.
(e)    The Partnership has made available a “bona fide electronic road show” (as defined in Rule 433(h) under the Securities Act) such that no filing of any “road show” (as defined in Rule 433(h) under the Securities Act) is required in connection with the offering of the Units.
(f)    With respect to the offering and sale of the Units as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) at the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Partnership was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Partnership be considered an Ineligible Issuer.
(g)    From the time of the initial filing of the Registration Statement to the Commission through the Execution Time, the Partnership has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).
(h)    The Partnership has not engaged in any communications with potential investors undertaken in reliance on Section 5(d) of the Securities Act (a “Testing-the-Waters Communication”).
(i)    Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus; provided, however, that the Partnership Parties make no representations or warranties as to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 10(b) hereof.
(j)    Each of the Partnership Entities has been duly incorporated, formed or organized, as applicable, is validly existing as a corporation, limited partnership or limited liability company, as applicable, is in good standing under the laws of the jurisdiction of its incorporation, formation or organization, as applicable (such jurisdictions listed on Schedule IV), has the full power and authority to own, lease, operate or hold its property and to conduct its business as described in each of the Registration Statement, Time of Sale Prospectus and Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property requires such qualification (all of such jurisdictions being listed on Schedule IV hereto), except to the extent the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties (including, for the avoidance of doubt, the Partnership Properties), financial position, stockholders’ equity, results of operations, or prospects of the Partnership Entities, taken as a whole, or on the performance by the Partnership Parties of their obligations under this Agreement (a “Material Adverse Effect”). The Partnership does not own, directly or indirectly, equity securities or other ownership interests of any entity other than its interests in such subsidiaries.
(k)    The General Partner has, and on the Closing Date and each Option Closing Date will have, all requisite power and authority to serve as general partner of the Partnership in all material respects as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(l)    On the Closing Date and each Option Closing Date, (i) OMS Holdings will own all of the limited liability company interests in the General Partner; (ii) such limited liability company interests are duly authorized and validly issued in accordance with the Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated March 30, 2021 (the “GP LLC Agreement”), and will be fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); (iii) OMS Holdings and the Management GP Members will own such limited liability company interests free and clear of all liens, encumbrances, security interests, charges or other claims (collectively, “Liens”) except for restrictions on transferability that may be imposed by federal or state securities laws, contained in the GP LLC Agreement or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and (iv) no other interest in the General Partner will be issued or outstanding.
(m)    The General Partner is, and on the Closing Date and each Option Closing Date will be, the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership (the “General Partner Interest”); such General Partner Interest has been, and on the Closing Date and each Option Closing Date will be, duly authorized and validly issued in accordance with the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 30, 2021 (the “Partnership Agreement”); and the General Partner owns, and on the Closing Date and each Option Closing Date will own, the General Partner Interest free and clear of all Liens except for restrictions on transferability that may be imposed by federal or state securities laws, contained in the Partnership Agreement or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(n)    (i) OMP Operating owns, and on the Closing Date and each Option Closing Date will own, all of the limited liability company interests in each of the Development Companies; (ii) such limited liability company interests of the Development Companies are duly authorized and validly issued in accordance with the applicable limited liability company agreement of the Development Companies (the “Development Companies LLC Agreements”), and are fully paid (to the extent required by the Development Companies LLC Agreements) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); (iii) OMP Operating owns, and on the Closing Date and each Option Closing Date will own, such limited liability company interests free and clear of all Liens except for restrictions on transferability that may be imposed by federal or state securities laws, contained in the Development Companies LLC Agreements or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and Liens created pursuant to the Revolving Credit Agreement, dated as of September 25, 2017, as amended, by and among the Partnership, OMP Operating, Wells Fargo Bank, N.A., as administrative agent, and the lenders party thereto (as amended to the date hereof, the “Credit Agreement”); and (iv) no other interest in the Development Companies is or will be issued or outstanding.
(o)    (i) The Partnership owns, and on the Closing Date and each Option Closing Date will own, all of the limited liability company interests in OMP Operating; (ii) such limited liability company interests are duly authorized and validly issued in accordance with the Limited Liability Company Agreement of OMP Operating, dated May 8, 2017 (the “OMP Operating LLC Agreement”), and are fully paid (to the extent required by the OMP Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); (iii) the Partnership owns, and on the Closing Date and each Option Closing Date will own, such limited liability company interests free and clear of all Liens except for restrictions on transferability that may be imposed by federal or state securities laws, contained in the OMP Operating LLC Agreement or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and Liens created pursuant to the Credit Agreement; and (iv) no other interest in OMP Operating is or will be issued or outstanding.

(p)    On the Closing Date and each Option Closing Date, the Units and the limited partner interests represented thereby to be purchased by the Underwriters from the Partnership will be duly authorized for issuance and sale to the Underwriters pursuant to the Partnership Agreement and this Agreement and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).
(q)    At the Closing Date, after giving effect to this offering (and assuming no purchase by the Underwriters of the Additional Units), the issued and outstanding partnership interests of the Partnership will consist of the General Partner Interest, 48,627,680 Common Units and any limited partner interests issued pursuant to the Partnership’s 2017 Long Term Incentive Plan (as amended from time to time, the “LTIP”), which are the only limited partner interests of the Partnership issued and outstanding on the Closing Date.
(r)    Other than its General Partner Interest in the Partnership, the General Partner will not, on the Closing Date and each Option Closing Date, own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than as set forth in this Agreement, none of the Partnership Entities will, on the Closing Date and each Option Closing Date, own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.
(s)    Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there are no (A) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (B) outstanding options or warrants to purchase any securities of any of the Partnership Entities, and (ii) neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.
(t)    Each of the Partnership Parties has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder. The Partnership has all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. On the Closing Date and each Option Closing Date, all partnership and limited liability company action, as the case may be, required to be taken by the Partnership Entities or any of their respective members or partners, as the case may be, for the authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken.
(u)    This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.
(v)    This Agreement conforms or will conform in all material respects to the description thereof included in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(w)    None of (i) the offering, issuance or sale by the Partnership of the Units, (ii) the execution, delivery and performance of this Agreement by the Partnership Parties, (iii) the consummation of the transactions contemplated by this Agreement or (iv) the application of the proceeds as described under the caption “Use of Proceeds” in the Time of Sale Prospectus or the Prospectus will (x) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound or to which any of the property or assets of any of the Partnership Entities is subject, (y) result in any violation of the provisions of the partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation, conversion or other constituent document (collectively, the “Organizational Documents”) of any of the Partnership Entities or (z) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for any such conflict, breach, violation, default, lien, charge or encumbrance described in clauses (x) and (z) above, which would not, individually or in the aggregate, have a Material Adverse Effect.
(x)    No consent, approval, authorization, order, filing, registration or qualification (“Consent”) of or with any court or arbitrator or governmental or regulatory authority is required in connection with (i) the offering, issuance or sale by the Partnership of the Units as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or (ii) the execution, delivery and performance of this Agreement by the Partnership Parties, except for the registration of the Units under the Securities Act, those required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), such Consent as may be required under applicable state securities laws in connection with the purchase and distribution of the Units by the Underwriters.
(y)    None of the Partnership Entities is (i) in violation of any provision of its Organizational Documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound or to which any of the property or assets of any of the Partnership Entities is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
(z)    The Units, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment therefor as provided therein and herein, will conform, in all material respects, to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(aa)    No labor disturbance by or strike, work stoppage, lockout, walkout or other labor dispute by or with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership Parties, is threatened or imminent, except for any such disturbance or dispute strike, work stoppage, lockout, walkout or other labor dispute that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Partnership Parties are not aware of any existing or, threatened or imminent labor disturbance by or dispute with strike, work stoppage, lockout, walkout or other labor dispute by or with the employees of any of the Partnership Entities’ principal suppliers, manufacturers, contractors or consultants, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(bb)    The historical combined financial statements and schedules of each of the Partnership Entities included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Partnership Properties, as applicable, as of the dates and for the periods indicated; and all such financial statements comply as to form with the applicable accounting requirements of the Securities Act, and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein). All disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and each Issuer Free Writing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The pro forma financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions in all material respects and the pro forma financial statements reflect the proper application of those adjustments to the historical financial statement amounts in all material respects. The pro forma financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and

the Prospectus have been prepared in conformity with GAAP applied on a consistent basis throughout the periods presented, except as may be otherwise stated therein.
(cc)    PricewaterhouseCoopers LLP, who have audited certain financial statements of the Partnership Entities, are independent public accountants with respect to the Partnership Entities within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by Regulation S-X.
(dd)    There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which any of the Partnership Entities is a party (or with respect to any of the foregoing in existence on the date hereof, to which any of the Partnership Entities could reasonably be expected to become a party) or to which any property of any of the Partnership Entities is subject (or with respect to any of the foregoing in existence on the date hereof, to which any such property could reasonably be expected to become subject) other than (i) as accurately described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and (ii) that, individually or in the aggregate, would not have a Material Adverse Effect; and, to the knowledge of the Partnership Parties, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or by others.
(ee)    The Partnership Entities have (A) good and defensible title to all of its oil and gas properties (including oil and gas wells, producing leasehold interests and appurtenant personal property), title investigations having been carried out by the Partnership Entities consistent with the reasonable practice in the oil and gas industry in the areas in which the Partnership Entities operate and (B) good and marketable title to all other real and personal property owned by them, in each case, free and clear of all Liens, except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of the properties of the Partnership Entities, considered as one enterprise, and do not interfere in any material respect with the use made and proposed to be made of such properties by the Partnership Entities, considered as one enterprise; and all of the leases and subleases under which the Partnership Entities holds or uses properties are in full force and effect, with such exceptions as would not reasonably be expected to have a Material Adverse Effect, and none of the Partnership Entities have any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Partnership Entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Partnership Entities to the continued possession or use of the leased or subleased premises. The working interests in oil, gas and mineral leases or mineral interests which constitute a portion of the real property held by the Partnership Entities reflect in all material respects the right of the Partnership Entities to explore, develop or receive production from such real property, and the care taken by the Partnership Entities with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices in the areas in which the Partnership Entities operate for acquiring or procuring leases and interests therein to explore, develop or produce for hydrocarbons.
(ff)    On the Closing Date and each Option Closing Date, each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subject to the qualifications as may be set forth in the Registration Statement, Time of Sale Prospectus or the Prospectus, except for such rights-of-way the lack of which would not have, individually or in the aggregate, a Material Adverse Effect.
(gg)    On the Closing Date and each Option Closing Date, each of the Partnership Entities possesses all licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities necessary to own or lease their respective properties and to conduct their respective businesses, except where the failure to possess such licenses, certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, none of the Partnership Entities has received any notice of proceedings relating to the revocation, nonrenewal or modification of any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(hh)    On the Closing Date and each Option Closing Date, each of the Partnership Entities own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, except where the failure to so own or possess would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Partnership Entities has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(ii)    There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Partnership or sale by the Partnership of the Units, except for those as would not be reasonably expected to have a Material Adverse Effect.
(jj)    All United States federal income tax returns of the Partnership Entities required by law to be filed have been filed through the date of this Agreement (taking into account timely filed extensions) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided in accordance with GAAP. The Partnership Entities have filed all other tax returns that are required to have been filed through the date of this Agreement (taking into account timely filed extensions) pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Partnership Entities, except (i) for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP, or (ii) insofar as the failure to pay would not result in a Material Adverse Effect.
(kk)    On the Closing Date and each Option Closing Date, the Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Partnership Entities has been refused any insurance coverage sought or applied for; and none of the Partnership Entities have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(ll)    On the Closing Date and each Option Closing Date, no Partnership Entity is prohibited, directly or indirectly, from making any distribution with respect to its equity interests, from repaying any loans or advances to any other Partnership Entity or from transferring any of its property or assets to any other Partnership Entity, except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, or contained in the Credit Agreement, if any.
(mm)    On the Closing Date, and each Option Closing Date, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety (to the extent such health and safety relate to exposure to hazardous or toxic substances or wastes, pollutants or contaminants) and the environment or the generation, use, management or disposal of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have timely applied for or received all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses as they are currently being conducted, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive such required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities arising under Environmental Laws with respect to the operations or properties of the Partnership Entities (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties pursuant to Environmental Laws, compliance with Environmental Laws, obtaining or renewing any permit, license or approval pursuant to Environmental Laws or any legal constraints on operating activities imposed pursuant to Environmental Laws, and any potential liabilities imposed under Environmental Laws on third parties that are assumed under contract by the Partnership Entities) that would, individually or in the aggregate, have a Material Adverse Effect.
(nn)    In the ordinary course of their respective businesses, the Partnership Entities periodically review the effect of Environmental Laws on the businesses, operations and properties of the Partnership Properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures reasonably likely to be required for clean-up or closure of properties or compliance with Environmental Laws, or any permit, authorization or other approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Partnership Entities have concluded that such associated costs and liabilities would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect other than as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(oo)    On the Closing Date, and each Option Closing Date, the Partnership Entities own or possess the right to use, or can acquire on reasonable terms the ownership of or right to use, all intellectual property currently employed by them in connection with the business now operated by them, except where the failure to so own or possess would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Partnership Entities has received any notice of infringement of asserted intellectual property rights of others with respect to any of the foregoing, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(pp)    No relationship, direct or indirect, exists between or among any Partnership Entity, on the one hand, and the directors, officers, equityholders, customers or suppliers of any Partnership Entity, on the other, that is required by the Securities Act to be described in a registration statement that is not described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(qq)    On the Closing Date, and each Option Closing Date, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Partnership or any member of its “Controlled Group” (defined as any trade or business (whether or not incorporated) that together with the Partnership Entities is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)) or for which the Partnership or any member of its Controlled Group has or would have any actual or contingent liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to Title IV of ERISA or Sections 412 and 430 of the Internal Revenue Code or Section 302 of ERISA, no failure to satisfy the minimum funding standard (as defined in Section 302 of ERISA or Sections 412 and 430 of the Internal Revenue Code), regardless of whether waived, has occurred or is reasonably expected to occur; (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, excluding any reportable event for which a waiver could apply; and (v) neither the Partnership nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than required contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default) in respect of any Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA).
(rr)    Since the date of the latest audited financial statements set forth in the Partnership’s most recent Annual Report on Form 10-K and incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, none of the Partnership Entities nor the Partnership Properties have sustained any loss or interference from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), management, earnings, business or properties of the Partnership Entities or the Partnership Properties taken as a whole, whether or not arising from transactions in the ordinary course of business except as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, or (ii) any dividend or distribution of any kind declared, paid or made by any Partnership Party in each case other than as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(ss)    The statements in or incorporated by reference in the Time of Sale Prospectus and the Prospectus under the captions “How We Make Distributions to Our Partners,” “Conflicts of Interest and Fiduciary Duties,” “Description of the Common Units,” “The Partnership Agreement,” “Risk Factors,” “Summary—Recent Developments” and “Certain ERISA Considerations,” in each case to the extent that such statements constitute summaries of statutes, rules, regulations, legal and governmental proceedings are accurate in all material respects; all descriptions in or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus of any of the terms of (i) all instruments, agreements and documents filed as exhibits to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and (ii) any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, to which any of the Partnership Entities is a party, are accurate in all material respects. There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed as required (and the Preliminary Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus).
(tt)    At the Effective Date, the Partnership, to the knowledge of the Partnership, the officers and directors of the General Partner, in their capacities as such, were, and on the Closing Date will be, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Commission and The Nasdaq Stock Market LLC (the “Nasdaq”) promulgated thereunder.
(uu)    None of the Partnership Entities are, and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds,” none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).
(vv)    The Partnership maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Partnership Entities (A) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of their assets and (B) maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Partnership has no reason to believe that there has been any material weaknesses in the Partnership’s internal control over financial reporting (whether or not remediated) and there has been no change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.
(ww)    The Partnership maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Partnership in reports that it files or submits or will file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to management of the General Partner, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Partnership has carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(xx)    None of the Partnership Entities has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
(yy)    The Partnership Entities have not since the date of the filing of the Registration Statement with the Commission extended credit in the form of a personal loan made, directly or indirectly, by any of the Partnership Entities to any director or executive officer of any of the Partnership Entities or to any family member or affiliate of any director or executive officer of any of the Partnership Entities.
(zz)    (i) None of the Partnership Entities, or any director, officer or employee thereof, or, to the Partnership Parties’ knowledge, any agent, affiliate or other person associated with or acting on behalf of any Partnership Entity has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.

The Partnership Entities have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(aaa)    The operations of the Partnership Entities are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened.
(bbb)    (i) None of the Partnership Entities, or any director, officer, or employee thereof, or, to the Partnership Parties’ knowledge, any agent, affiliate or other person associated with or acting on behalf of any Partnership Entity is currently the subject or target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority to the extent it has jurisdiction over such Partnership Entity (collectively, “Sanctions”), nor is any Partnership Entity located, organized or resident in a country or territory that is the subject or the target of comprehensive Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”). For the past five years, the Partnership Entities have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions, in violation of applicable Sanctions, with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.
(ccc)    The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(ddd)    Except as described in the Time of Sale Prospectus and the Prospectus, no Partnership Party (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) intends to use any of the proceeds from the sale of the Units hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(eee)    Nothing has come to the attention of the Partnership that has caused the Partnership to believe that the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Time of Sale Prospectus or the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.
(fff)    None of the Partnership Entities has distributed and, prior to the later to occur of the Closing Date or any Option Closing Date and completion of the offering and sale of the Units, will, distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriters have consented in accordance with this Agreement, or any other materials, if any, permitted by the Securities Act, including Rule 134.
(ggg)    The Units have been authorized to be listed on the Nasdaq, subject only to official notice of issuance.
(hhh)    To the knowledge of the Partnership Parties, there are no affiliations or associations between any member of FINRA and the Partnership, the General Partner, any of the General Partner’s officers or directors or the Partnership’s 5% or greater security holders, except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(iii)    On the Closing Date, OMP Operating and the Development Companies will be the only significant subsidiaries of the Partnership as defined by Rule 1-02 of Regulation S-X.
(jjj)    Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i) the Partnership Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Partnership Entities as currently conducted, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Partnership Entities have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, nor any incidents under internal review or investigations relating to the same; and (iii) the Partnership Entities are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and

Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
Any certificate signed by any officer of the General Partner and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership Parties, as to matters covered thereby, to each Underwriter.
2.    Agreement to Sell and Purchase. The Partnership hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Partnership the respective numbers of Firm Units set forth in Schedule I hereto opposite its name at $24.00 per Unit (the “Purchase Price”).
On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Partnership agrees to sell to the Underwriters the Additional Units, and the Underwriters shall have the right to purchase, severally and not jointly, up to 543,478 Additional Units at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Units shall be reduced by an amount per Unit equal to any distributions declared by the Partnership and payable on the Firm Units but not payable on such Additional Units. The Underwriters may exercise this right in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Units to be purchased by the Underwriters and the date on which such Additional Units are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date for the Firm Units nor later than ten business days after the date of such notice. Additional Units may be purchased as provided in Section 5 hereof. On each Option Closing Date, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Units (subject to such adjustments to eliminate fractional Units as the Underwriters may determine) that bears the same proportion to the total number of Additional Units to be purchased on such Option Closing Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.
The Partnership hereby agrees that, without the prior written consent of the Underwriters, it will not, during the period ending 60 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Units or any other securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or such other securities, in cash or otherwise, (3) file any registration statement with the Commission relating to the offering of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units or (4) publicly disclose the intention to do any of the foregoing.

The restrictions contained in the preceding paragraph shall not apply to (a) the Units to be sold hereunder, (b) the grant by the Partnership or the General Partner of compensatory awards of Common Units or awards the value of which is based, in whole or in part, on the value of Common Units pursuant to the LTIP (“LTIP Awards”), (c) the vesting, exercise or settlement of LTIP Awards, which may include the issuance of Common Units, (d) the net settlement of LTIP Awards, including net withholding to satisfy applicable tax withholding obligations and the net exercise of unit options, unit appreciation rights or similar LTIP Awards, (e) the filing by the Partnership of a registration statement on Form S-8 to register the offer and sale of Common Units pursuant to the LTIP or (f) the issuance of Common Units upon the exercise of a warrant or the conversion of a security outstanding on the date hereof that is described in the most recent Time of Sale Prospectus. The Partnership consents to the entry of stop transfer instructions with the Partnership’s transfer agent and registrar against the transfer of any Common Units held by the Partnership except in compliance with the foregoing restrictions.
3.    Terms of Public Offering. The Partnership is advised by the Underwriters that the Underwriters propose to make a public offering of their respective portions of the Units as soon after this Agreement has been executed as the Underwriters have determined is advisable and practicable. The Partnership is further advised by the Underwriters that the Units are to be offered to the public at $24.60 per Unit (the “Public Offering Price”) and to certain dealers selected by the Underwriters at a price that represents a concession not in excess of $0.35 per Unit under the Public Offering Price.
4.    Offering of Stock by the Underwriters. Upon authorization by the Underwriters of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Time of Sale Prospectus.
5.    Payment and Delivery. Payment for the Firm Units shall be made to the Partnership in Federal or other funds immediately available in Houston, Texas against delivery of such Firm Units for the respective accounts of the several Underwriters at 9:00 a.m., Houston, Texas time, on June 29, 2021, or at such other date, not later than the fifth business day thereafter, as shall be designated in writing by the Underwriters. The time and date of such payment are hereinafter referred to as the “Closing Date.”
Payment for any Additional Units shall be made to the Partnership in Federal or other funds immediately available in Houston, Texas against delivery of such Additional Units for the respective accounts of the several Underwriters at 9:00 a.m., Houston, Texas time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than the fifth business day thereafter, as shall be designated in writing by the Underwriters.
The Firm Units and Additional Units shall be registered in such names and in such denominations as the Underwriters shall request in writing not later than one full business day prior to the Closing Date and the applicable Option Closing Date, as the case may be. The Firm Units and Additional Units shall be delivered to the Underwriters on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Units to the Underwriters duly paid and (ii) any withholding required by law.
6.    Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Units on the Closing Date are subject to the following conditions:
(a)    Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
(i)    there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of any of the Partnership Entities by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and
(ii)    there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Partnership Entities, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Underwriters’ judgment, is material and adverse and that makes it, in the Underwriters’ judgment, impracticable to market the Units on the terms and in the manner contemplated in the Time of Sale Prospectus.
(b)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, addressed to the Underwriters and signed by an executive officer of the General Partner, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Partnership Parties contained in this Agreement are true and correct as of the Closing Date and that the Partnership Parties have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
(c)    The Underwriters shall have received on the Closing Date an opinion of Vinson & Elkins L.L.P., outside counsel for the Partnership, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B.
(d)    The Underwriters shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Time of Sale Prospectus and other related matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
With respect to Sections 6(c) and 6(d) above, Vinson & Elkins L.L.P. and Simpson Thacher & Bartlett LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.
The opinion of Vinson & Elkins L.L.P. described in Section 6(c) above shall be rendered to the Underwriters at the request of the Partnership Parties, as the case may be, and shall so state therein.
(e)    The Underwriters shall have received from PricewaterhouseCoopers LLP a “comfort letter” dated as of the date hereof and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Time of Sale Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
(f)    The Underwriters shall have received from PricewaterhouseCoopers LLP a “bring-down comfort letter” (the “bring-down comfort letter”) dated as of the Closing Date or the Option Closing date, as the case may be, and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down comfort letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
(g)    The “lock-up” letters, each substantially in the form of Exhibit A hereto, between the Underwriters and those certain unitholders (including Oasis Petroleum Inc.), officers and directors of the General Partner named in Schedule III hereto relating to sales and certain other dispositions of Common Units or certain other securities, delivered to the Underwriters on or before the date hereof, shall be in full force and effect on the Closing Date.

(h)    The several obligations of the Underwriters to purchase Additional Units hereunder are subject to the delivery to the Underwriters on the applicable Option Closing Date of the following:
(i)    a certificate, dated the Option Closing Date and signed by an executive officer of the General Partner, confirming that the certificate delivered on the Closing Date pursuant to Section 6(b) hereof remains true and correct as of such Option Closing Date;
(ii)    an opinion of Vinson & Elkins L.L.P., outside counsel for the Partnership, dated the Option Closing Date, relating to the Additional Units to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(c) hereof;
(iii)    an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Units to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;
(iv)    a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(f) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than three business days prior to such Option Closing Date; and
(v)    such other documents as the Underwriters may reasonably request with respect to the good standing of the Partnership Entities, the due authorization and issuance of the Additional Units to be sold on such Option Closing Date and other matters related to the issuance of such Additional Units.
7.    Covenants of the Partnership Parties. The Partnership Parties covenant with each Underwriter as follows:
(a)    (i) to prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; (ii) to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the later of the Closing Date or any Option Closing Date, as the case may be, except as provided herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Free Writing Prospectus or for additional information; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.
(b)    To furnish to the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Underwriters, in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(f) or 7(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Underwriters may reasonably request.
(c)    Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Underwriters a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriters reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
(d)    To furnish to the Underwriters a copy of each proposed Free Writing Prospectus to be prepared by or on behalf of, used by, or referred to by the Partnership and not to use or refer to any proposed Free Writing Prospectus to which the Underwriters reasonably object.
(e)    Not to take any action that would result in an Underwriter or the Partnership being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a Free Writing Prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
(f)    If the Time of Sale Prospectus is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
(g)    If, during such period after the first date of the public offering of the Units as in the opinion of counsel for the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Partnership) to which Units may have been sold by the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.
(h)    The Partnership will arrange for the qualification of the Units for sale under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the distribution.
(i)    To make generally available to the Partnership’s security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Partnership occurring after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
(j)    To file with the Commission such information on Form 10-Q or Form 10K as may be required by Rule 463 under the Securities Act.
(k)    The Partnership will promptly notify the Underwriters if the Partnership ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Units within the meaning of the Securities Act and (b) completion of the Restricted Period referred to in Section 2.
(l)    The Partnership will use the net proceeds received by it in connection with this offering in the manner described in the “Use of Proceeds” section of the Time of Sale Prospectus.

(m)    The Partnership Parties will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.
(n)    The Partnership will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and the applicable Option Closing Date, as the case may be, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Units.
8.    Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, each of the Partnership Parties, jointly and severally, agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Partnership’s counsel and the Partnership’s accountants in connection with the registration and delivery of the Units under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Partnership and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Units to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Units under state securities laws and all expenses in connection with the qualification of the Units for offer and sale under state securities laws as provided in Section 7(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Units by FINRA (provided that the amount payable by the Partnership pursuant to this subsection (iv) for the fees and disbursements of counsel to the Underwriters shall not exceed $30,000 and provided further that the Underwriters shall provide reasonable supporting documentation to the Partnership for all amounts payable by the Partnership pursuant to this subsection (iv)), (v) all costs and expenses incident to listing the Units on the Nasdaq, (vi) the cost of printing certificates representing the Units, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Partnership relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants, and one-half of the cost of any aircraft chartered in connection with the road show (it being understood that the Underwriters shall be responsible for the remaining one-half), (ix) the document production charges and expenses associated with printing this

Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Partnership hereunder for which provision is not otherwise made in this Section 8. It is understood, however, that except as provided in this Section 8, Section 10 entitled “Indemnity and Contribution,” and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Units by them and any advertising expenses connected with any offers they may make.
9.    Covenants of the Underwriters. Each Underwriter severally covenants with the Partnership not to take any action that would result in the Partnership being required to file with the Commission under Rule 433(d) a Free Writing Prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Partnership thereunder, but for the action of the Underwriter.
10.    Indemnity and Contribution. (a) The Partnership Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact (i) contained in the Registration Statement or any amendment thereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) included in any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act), any Partnership information that the Partnership has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Partnership in writing by such Underwriter expressly for use therein, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.
(b)    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Partnership Entities, the directors and officers of the General Partner who sign the Registration Statement and each person, if any, who controls the Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact (i) contained in the

Registration Statement or any amendment thereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) included in any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act), any Partnership information that the Partnership has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Underwriter furnished to the Partnership in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any Free Writing Prospectus, “road show” or the Prospectus or any amendment or supplement thereto; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information set forth in the third paragraph, the first, second, seventh, ninth and tenth sentences of the ninth paragraph, the tenth paragraph and the first and fifth sentences of the eleventh paragraph of the “Underwriting” section of the Prospectus.
(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a) or 10(b) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Partnership, the directors and officers of the General Partner who sign the Registration Statement and each person, if any, who controls the Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Underwriters. In the case of any such separate firm for the Partnership, and such directors, officers and control persons of the General Partner, such firm shall be designated in writing by the Partnership. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
(d)    To the extent the indemnification provided for in Sections 10(a) or 10(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and the Underwriters on the other hand from the offering of the Units or (ii) if the allocation provided by clause 10(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(d)(i) above but also the relative fault of the Partnership on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Partnership on the one hand and the Underwriters on the other hand in connection with the offering of the Units shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Units (before deducting expenses) received by the Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Units. The relative fault of the Partnership on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Units they have purchased hereunder, and not joint.
(e)    The Partnership and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
(f)    The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Partnership contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Partnership Entities, their respective, officers or directors or any person controlling any of the Partnership Entities and (iii) acceptance of and payment for any of the Units.
11.    Termination. The Underwriters may terminate this Agreement by notice given by the Underwriters to the Partnership Parties, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of The New York Stock Exchange, the NYSE American, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Partnership shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the

Underwriters’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Underwriters’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Units on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
12.    Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Units that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Units to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Units set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Units set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Units that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Units without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Units and the aggregate number of Firm Units with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Units to be purchased on such date, and arrangements satisfactory to the Underwriters and the Partnership for the purchase of such Firm Units are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership. In any such case either the Underwriters or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Units and the aggregate number of Additional Units with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Units to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Units to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Units that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Partnership Parties to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Partnership Parties shall be unable to perform its obligations under this Agreement, the Partnership Parties will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
13.    Entire Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Units, represents the entire agreement between the Partnership Parties, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Units.
14.    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
15.    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
16.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
17.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to care of Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036; and if to the Partnership Parties shall be delivered, mailed or sent to Oasis Midstream Partners LP, 1001 Fannin Street, Suite 1500, Houston, Texas 77002.
18.    Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default

Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
    As used in this Section 18:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
19.    No Fiduciary Duty. The Partnership hereby acknowledges that (a) the purchase and sale of the Units pursuant to this Agreement, including without limitation the determination of the public offering price of the Units and any interaction that the Underwriters have with the Partnership and/or their respective representatives or agents in relation thereto, is part of an arm’s-length commercial transaction between the Partnership, on the one hand, and the Underwriters and any affiliate of an Underwriter through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Partnership and (c) the Partnership’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Partnership agrees that it is solely responsible for making its own judgments in connection with the offering and other matters addressed herein or contemplated hereby (irrespective of whether any of the Underwriters has advised or is currently advising the Partnership on related or other matters). The Partnership also acknowledges and agrees that the Underwriters have not rendered to them any investment advisory services in connection with the offering or the process leading thereto and will not claim that the Underwriters owe any agency, fiduciary or similar duty to the Partnership in connection therewith.
[Signature Pages Follow]

OMP GP LLC

By:    /s/ Michael H. Lou
    Name:    Michael H. Lou
    Title:    President

Oasis Midstream Partners LP

By:    OMP GP LLC, its General Partner

By:    /s/ Michael H. Lou
    Name:    Michael H. Lou
    Title:    President
Signature Page to Underwriting Agreement

Accepted as of the date hereof

Morgan Stanley & Co. LLC
Acting on behalf of itself and the
    several Underwriters named in Schedule I hereto

Morgan Stanley & Co. LLC

By:    /s/ Tegh Kapur
    Name: Tegh Kapur
    Title: Executive Director

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriter	Number of Firm Units To Be Purchased
Morgan Stanley & Co. LLC.	3,623,188

Total:	3,623,188

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SCHEDULE II
Time of Sale Prospectus
1.    Preliminary Prospectus issued June 24, 2021.
2.    Public Offering Price per Common Unit: $24.60
3.    Number of Firm Units: 3,623,188

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SCHEDULE III
List of Parties to Execute Lock-up Letters
1.    Oasis Petroleum Inc.
2.    OMS Holdings LLC
3.    Taylor L. Reid
4.    Daniel E. Brown
5.    Michael H. Lou
6.    Richard N. Robuck
7.    Nickolas J. Lorentzatos
8.    Matthew Fitzgerald
9.    Phillip D. Kramer
10.    Harry N. Pefanis

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SCHEDULE IV
Jurisdiction of Formation and Foreign Jurisdictions

Oasis Party	Jurisdiction of Formation/Organization	Foreign Jurisdictions
Oasis Midstream Partners LP	Delaware	Montana, North Dakota and Texas
OMP GP LLC	Delaware	Montana, North Dakota and Texas
OMP Operating LLC	Delaware	Montana, North Dakota and Texas
Bighorn DevCo LLC	Delaware	Montana, North Dakota and Texas
Bobcat DevCo LLC	Delaware	Montana, North Dakota and Texas
Beartooth DevCo LLC	Delaware	Montana, North Dakota and Texas
Panther DevCo LLC	Delaware	Texas
OMP Finance Corp.	Delaware	—
OMP DevCo Holdings Corp.	Delaware	—

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EXHIBIT A
FORM OF LOCK-UP LETTER
_________, 2021
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC, as representative to the underwriters (the “Underwriters”) listed on Schedule 1 of the Underwriting Agreement (as defined below) (the “Representative”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Oasis Midstream Partners LP, a Delaware limited partnership (the “Partnership”) and OMP GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), providing for the public offering (the “Public Offering”) by the several Underwriters of 3,623,188 common units representing limited partner interests in the Partnership (the “Common Units”).
To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date hereof and ending 60 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Units beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or such other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to (a) transactions relating to Common Units or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Units or other securities acquired in such open market transactions, (b) transfers of Common Units or any security convertible into Common Units as a bona fide gift, (c) distributions of Common Units or any security convertible into Common Units to members, limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee, as applicable, shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under the Exchange Act, reporting a reduction in beneficial ownership of Common Units, shall
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be required or shall be voluntarily made during the Restricted Period, (d) (i) the grant or receipt of compensatory awards of Common Units or awards the value of which is based, in whole or in part, on the value of Common Units pursuant to the LTIP (“LTIP Awards”), (ii) the vesting, exercise, or settlement of LTIP Awards, which may include the issuance of Common Units or (iii) the net settlement of LTIP Awards, including net withholding to satisfy applicable tax withholding obligations and the net exercise of unit options, unit appreciation rights or similar LTIP Awards, (e) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act (a “Rule 10b5-1 Plan”) for the transfer of Common Units; provided that (i) such plan does not provide for the transfer of Common Units or securities convertible into, or exchangeable or exercisable for Common Units during the Restricted Period and (ii) that no party is required to publicly announce, file or report the establishment of such Rule 10b5-1 Plan in any public report, announcement or filing with the U.S. Securities and Exchange Commission under the Exchange Act during the Restricted Period and does not otherwise voluntarily effect any such public report, announcement or filing regarding such Rule 10b5-1 Plan or (f) transfers of Common Units by officers and directors of the General Partner of no more than 10% of the aggregate Common Units owned by each such officer or director in order to satisfy such officer or director’s tax obligations that are due as a result of distributions from the Partnership. In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Common Units or any security convertible into or exercisable or exchangeable for Common Units. The undersigned also agrees and consents to the entry of stop transfer instructions with the Partnership’s transfer agent and registrar against the transfer of the undersigned’s Common Units except in compliance with the foregoing restrictions.
The undersigned understands that the Partnership and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

[Signature Page Follows]

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Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership, the General Partner and the Underwriters.
    Very truly yours,

    (Name)

    (Address)

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EXHIBIT B
FORM OF OPINION OF PARTNERSHIP’S COUNSEL
1.    The Partnership has been duly formed, and each of the Partnership Entities is validly existing, as a limited partnership or limited liability company, as applicable, in good standing under the laws of the State of Delaware, with all limited partnership or limited liability company, as the case may be, power and authority necessary to (1) conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and (2) enter into and perform its obligations under this Agreement; and is duly qualified to do business as a limited partnership or limited liability company, as applicable, in good standing in all jurisdictions listed on Annex A to such opinion.
2.    OMS Holdings is the only member of the General Partner; OMS Holdings owns 100% of the membership interests of the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OMS Holdings as debtor is on file in the office of the Delaware Secretary of State or (2)  otherwise known to us, without independent investigation (other than (A) restrictions on transferability contained in the GP LLC Agreement or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and (B) Liens created by or arising under the Delaware LLC Act or the Credit Agreement).
3.    The General Partner is the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement, is fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and the General Partner owns such General Partner Interest free and clear of all Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation (other than (A) restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and (B) Liens created by or arising under the Delaware LP Act or the Credit Agreement).
4.    OMP Operating owns 100% of the limited liability company interests in Bighorn DevCo, Bobcat DevCo, Beartooth DevCo and Panther DevCo; such limited liability company interests have been duly authorized and validly issued in accordance with each of the Development Company LLC Agreements and are fully paid (to the extent required under each of the respective Development Company LLC Agreements) and nonassessable (except as such
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nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OMP Operating as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation (other than (A) restrictions on transferability contained in the Development Company LLC Agreements or as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and (B) Liens created by or arising under the Delaware LLC Act or the Credit Agreement).
5.    Such limited partner interests represented by the Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the equity holders of the Partnership have no preemptive rights with respect to the Units under federal law, the Delaware LP Act or any other instrument to which the Partnership is a party; and, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no persons with registration rights or other similar rights described in or created pursuant to any agreement or instrument filed as an exhibit to the Registration Statement (other than the Credit Agreement, to which we express no opinion) to have any securities registered pursuant to the Registration Statement or registered by the Partnership under the Securities Act or otherwise; and, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or convert any obligations into or exchange any securities for or ownership interests in the Partnership are outstanding.
6.    The Units to be issued and sold to the Underwriters by the Partnership pursuant to this Agreement, and the limited partner interests represented thereby, have been duly authorized for issuance and sale to the Underwriters in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
7.    The Partnership is the sole member of OMP Operating and owns 100% of the limited liability company interests in OMP Operating; such limited liability company interests have been duly authorized and validly issued in accordance with the OMP Operating LLC Agreement and are fully paid (to the extent required under the OMP Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation (other than (A) restrictions on transferability contained in the OMP Operating LLC Agreement or as described in the Partnership Agreement, the Registration Statement, the Time of
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Sale Prospectus or the Prospectus and (B) Liens created by or arising under the Delaware LLC Act or the Credit Agreement).
8.    This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.
9.    The offering, issuance and sale of the Units, the execution, delivery and performance of this Agreement by the Partnership Parties party hereto, the consummation of any other transactions contemplated by this Agreement or the application of the proceeds from the sale of the Units as described under “Use of Proceeds” in the Time of Sale Prospectus and the Prospectus, in each case, do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any Lien upon any property or assets of the Partnership Entities pursuant to (1) the organizational documents of any of the Partnership Entities, (2) the laws of the State of New York, the Delaware LLC Act, the Delaware LP Act or applicable U.S. federal law or any order, judgment, decree or injunction known to us of any U.S. federal or Delaware court or governmental agency or body having jurisdiction over the Partnership Entities or any of their properties in a proceeding in which any of them or their respective properties is a party or (3) under any agreement or instrument filed as an exhibit to the Registration Statement (other than the Credit Agreement, to which we express no opinion); except in the case of clauses (2) and (3) for such breaches, violations, defaults and Liens as would not, individually or in the aggregate, have a Material Adverse Effect, it being understood with respect to clause (2) above, we express no opinion as to the application of any federal or state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations.
10.    Except as described in the Time of Sale Prospectus and the Prospectus, no consent, approval, authorization or order of, registration or qualification with any U.S. Federal or Delaware court or governmental agency is required to be obtained or made by the Partnership Parties for (x) the execution, delivery and performance of this Agreement, (y) the compliance by the Partnership Parties with the terms thereof and (z) the issuance and sale of the Units by the Partnership, being delivered on the date hereof pursuant to this Agreement, except (1) as have been obtained or made, (2) for the registration of the offering and sale of the Units under the Securities Act, (3) for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under applicable federal or state securities or Blue Sky laws and the approval by FINRA of the underwriting terms and arrangements in connection with the purchase and distribution of the Units by the Underwriters or (4) for such consents that, if not obtained, have not or would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
11.    The Registration Statement has become effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus
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pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such rule.
12.    After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Partnership Entities is a party or to which any of the Partnership Properties is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
13.    Each of the Registration Statement, at the time it was declared effective, the Time of Sale Prospectus, as of the Execution Time, and the Prospectus, as of its date and the date hereof (in each case other than (a) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon and (b) the other financial and accounting data derived therefrom, in each case included or incorporated by reference in or omitted from the Registration Statement, the Time of Sale Prospectus and the Prospectus, as to which we express no opinion), appeared on their face to comply as to form in all material respects with the requirements of the Securities Act.
14.    The statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “How We Make Distributions to Our Partners,” “Description of the Common Units” and “The Partnership Agreement”, in each case, insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate in all material respects.
15.    Such counsel’s opinion that is filed as Exhibit 8.1 to the Form 8-K filed by the Partnership on or about the date of this opinion, and the Underwriters may rely on such opinion as if it were addressed to them.
16.    The Partnership is not, and, after giving effect to the issuance and sale of the Units pursuant to the terms of this Agreement and application of the net proceeds thereof as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Use of Proceeds,” will not be, required to register as an “investment company,” within the meaning of the Investment Company Act.
In addition, such counsel shall state that they have reviewed the Registration Statement, the Time of Sale Prospectus and the Prospectus and have participated in conferences with representatives of the Partnership Entities and with representatives of their independent accountants and with the Underwriters and their counsel at which conferences the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus and related matters were discussed. Although such counsel has not independently verified, are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, or included in the Time of Sale Prospectus and the Prospectus (except as expressly provided in paragraph (13) above), based on the review and participation described above (relying as to factual matters with respect to the determination of
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materiality to the extent such counsel deems reasonable upon statements of fact made to such counsel by the Partnership Entities), no facts have come to such counsel’s attention to lead them to believe that (i) the Registration Statement, as of its most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus, as of the Execution Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In making the foregoing statement, such counsel shall express no comment or belief as to the financial statements (including the related notes and schedules thereto), the other financial or accounting information contained in, incorporated or deemed incorporated by reference in or omitted from the Registration Statement, the Time of Sale Prospectus and the Prospectus.

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